MAINSTAY GROUP OF FUNDS

Supplement dated August 19, 2021 (“Supplement”) to:

MainStay Asset Allocation Funds Prospectus, dated February 28, 2021, as supplemented

MainStay CBRE Specialty Funds Prospectus, dated August 31, 2020, as supplemented,

MainStay Cushing® Funds Prospectus, dated March 30, 2021,

MainStay Equity Funds Prospectus, dated February 28, 2021, as amended and supplemented,

MainStay ETF Asset Allocation Funds Prospectus, dated June 30, 2020, as supplemented,

MainStay Fixed Income and Mixed Asset Funds Prospectus, dated February 28, 2021, as amended and supplemented,

MainStay MacKay Tax-Exempt Income Funds Prospectus, dated August 31, 2020, as supplemented,

MainStay CBRE Specialty Funds, MainStay ETF Asset Allocation Funds and MainStay MacKay Tax-Exempt Income Funds SIMPLE Class Share Prospectuses, each dated August 31, 2020, as supplemented

and

MainStay MacKay Tax-Exempt Income Fund Class A2 Shares Prospectus, dated September 30, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective immediately, the section of the Prospectuses entitled “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” is amended to include the following:

E*TRADE

Front-End Sales Charge Waiver

Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.